 As filed with the Securities and Exchange Commission on April 22, 2021

1933 Act Registration No. 333-144274

1940 Act Registration No. 811-4160

CIK No. 0000757552

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 16

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 47

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

(Exact Name of Registrant)

Lincoln Ensemble II VUL

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Name of Depositor)

1300 South Clinton Street

Fort Wayne, Indiana 46802

(Address of Depositor’s principal executive offices)

Craig T. Beazer

The Lincoln National Life Insurance Company

150 North Radnor Chester Road

Radnor, PA 19087

(Name and address of agent for service)

Copies to:

Jassmin McIver-Jones

The Lincoln National Life Insurance Company

100 N. Greene Street

Greensboro, NC 27401

Title and amount of Securities being registered:

Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. The Form 24F-2 for the December 31, 2020 was filed on March 29, 2021.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)

☒ On May 1, 2021, pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date), pursuant to paragraph (a)(1) of Rule 485.

Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

May 1, 2021

Lincoln Ensemble II VUL

Lincoln Life Flexible Premium Variable Life Account JF-A

Flexible Premium Variable Life Insurance Policy

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

100 N. Greene Street Greensboro, NC 27401 800-487-1485

This Prospectus describes the Lincoln Ensemble II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by The Lincoln National Life Insurance Company ("we" or "Lincoln Life" or the "Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to Lincoln Life Flexible Premium Variable Life Account JF-A ("Separate Account JF-A" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of the Separate Account support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Division used to fund the Policy through the Separate Account. Each Division invests exclusively in a single Portfolio of one of the following open-end investment management companies:

American Century Variable Portfolios,
Inc.

American Funds Insurance Series

Delaware VIP Trust

Deutsche Investments VIT® Funds

Fidelity® Variable Insurance Products Funds

Franklin Templeton Variable Insurance Products Trust

Goldman Sachs Variable Insurance Trust

Lincoln Variable Insurance Products Trust

MFS® Variable Insurance Trust

PIMCO Variable Insurance Trust

ProFund® VP

T. Rowe Price Equity Series, Inc.

Vanguard® Variable Insurance Fund

Not all Divisions may be available under all Policies or in all jurisdictions. Your prospectus and other shareholder reports will be made available on www.lfg.com/VUL prospectus. If you wish to receive future reports in paper, free of charge, please call us at the number listed on the first page of the prospectus, send an email request to CusSerSupportTeam@lfg.com or contact your registered representative. Your election to receive in paper will apply to all funds available under your Policy.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble II insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

This prospectus does not constitute an offer in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon. The purpose of this variable life insurance policy is to provide insurance protection. Life insurance is a long-term investment. Policyowners should consider their need for insurance coverage and the policy's long-term investment potential. No claim is made that the policy is any way similar or comparable to an investment in a mutual fund.

policy benefits/risks summary

▶  POLICY BENEFITS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 12 and 13 below) defines certain words and phrases used in this prospectus.

The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market.

▶  ISSUANCE AND UNDERWRITING

We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards. We will apply any funds you give to us, without interest, to the policy on the Policy Date.

▶  DEATH BENEFIT

The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

Choice of Death Benefit Option: At the time you purchase the Policy, you must choose between two Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

▶  ACCESS TO CASH VALUE

Loans: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

Partial Withdrawals: You may make a written request to withdraw part of your Surrender Value. We charge the lesser of $25 or 2% of the withdrawal. A withdrawal may have tax consequences.

Surrenders: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

▶  FLEXIBILITY OF PREMIUMS

After you pay the initial premium, prior to the Maturity Date, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.

▶  "FREE LOOK" PERIOD

You have the right to examine and cancel your Policy by either returning it to our Service Office or to our representative within 10 days after you receive it, within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

▶  OWNERSHIP RIGHTS

While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the

Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

▶  SEPARATE ACCOUNT

The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

▶  GENERAL ACCOUNT

The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4.5% annual interest. We may declare higher interest rates, but are not obligated to do so.

▶  TRANSFERS

General: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will charge the lesser of $25 or 10% of the amount transferred for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

Dollar Cost Averaging: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

Portfolio Rebalancing: If selected we will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

▶  SETTLEMENT OPTIONS

There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

▶  CASH VALUE

Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

▶  TAX BENEFITS

Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

▶  SUPPLEMENTAL BENEFITS AND RIDERS

We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

policy risks

▶  DATES

The Policy specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy

Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date) refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date" or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.

▶  INVESTMENT RISK

If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

▶  POLICY VALUES IN THE GENERAL ACCOUNT

If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4.5% per year.

We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of policy value under the Policy, we also pay our obligations under these products from our assets in the General Account. Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other Owners' obligations.

The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance company's fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

For more information please see "The Company", "The Separate Account" and the "General Account" of this prospectus.

Note that there are significant limitations on your right to transfer your Policy Value from the General Account and, due to these limitations, if you want to transfer all of your Policy Value from the General Account to one or more Divisions, it may take several years to do so. Therefore, you should carefully consider whether the General Account meets your investment needs.

▶  SUITABILITY

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion or even exceed your Surrender Value. Accordingly, you should not purchase the Policy if you will need your Cash Value in a short period of time.

▶  RISK OF LAPSE

If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not enter the Grace Period if you make timely premium payments sufficient to cover the Monthly Deduction. Subject to certain conditions you may reinstate a lapsed Policy.

▶  TAX RISKS

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

Existing tax laws that benefit this Policy may change at any time.

▶  WITHDRAWAL AND SURRENDER RISKS

A Surrender Charge applies during the first ten Policy Years after the Policy Date and for ten years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

A partial withdrawal will reduce Surrender Value and Death Benefit. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

A surrender or partial withdrawal may have tax consequences.

▶  LOAN RISKS

Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

▶  CYBER SECURITY AND BUSINESS INTERRUPTION RISKS

Cyber-Security and Business Interruption Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

In addition to cyber-security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

COVID-19. The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic during 2020 adversely affected, and during 2021 are expected to continue to adversely affect, our earnings as well as our business, results of operations and financial condition. As a result of the pandemic and ensuing conditions, we have experienced and expect to continue to experience higher level of claims, which adversely affect our earnings. We may also experience an increase in activity such as surrenders of policies, missed premium payments or 401(k) hardship withdrawals due to changes in consumer behavior as a result of financial stress. Because the vast majority of our employees continue to work from home, along with many of our vendors and customers, and such conditions may continue well into 2021, our business operations may be adversely impacted, among other things, due to privacy incidents, cybersecurity incidents, technological issues or operational disruptions on the part of our vendors, and we may experience distribution disruptions as we continue to sell our products virtually.

portfolio risks

Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

fee tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulation Value among the Divisions and the General Account.

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premium Tax Charge (1)	Each Premium Payment	2.5% of premium
Surrender Charge (2)	Policy surrender, partial withdrawal, or decrease in Specified Amount in first ten Policy Years and first ten years after any increase in Specified Amount

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Charge -		$60.55 per For 36 year old, male non-smoker, Standard rating class: $3.08 per $1,000 of Specified Amount in Policy Year 1, declining to $0.51 per $1,000 of Specified Amount in Policy Year 10
Transfer Fees	Upon Transfer	$0 on first 12 transfers in each Policy Year; the lesser of $25 or 10% of the amount transferred thereafter.
Withdrawal Charge	Upon Withdrawal	The lesser of $25 or 2% of the partial withdrawal amount.
In-force Policy Illustrations	Upon Request	$25 (3)
Net Policy Loan Interest Rate (4)	Upon each Policy Anniversary or, when applicable, loan repayment, Policy surrender, reinstatement of Policy or death of the Insured	Type A Loan: 0% (5) Type B Loan: 2% annually (5)

(1)  Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability.

(2)  This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. Your Policy's maximum initial surrender charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Guideline Annual Premium varies based on your Policy's Specified Amount, Issue Age, risk classification, and gender of the Insured. Your Policy's surrender charge will equal (1) the surrender charge factor shown in the table below for the Policy Year of the surrender, times (b) the lesser of (i) the Guideline Annual Premium or (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factors are shown in the table below, declining to 0 after the 10th Policy Year:

Policy Year	Surrender Charge Factor
1-5.30
6.25
7.20
8.15
9.10
10.05
11 and after	0

  For more information and an example, see "Charges Deducted Upon Surrender" at page 28 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.

  If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or decrease in the Specified Amount. See "Charges Deducted Upon Surrender," beginning on page [28].

  The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.

(4)  The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(5)  No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is guaranteed not to exceed a maximum of 8% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is equal to the lesser of an annual rate of 6% or the interest rate currently credited to the General Account (which is guaranteed not to be less than 4.5% annually)). See "Policy Loans", beginning on page 30.

The following table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Portfolios' fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance (per $1,000 of net amount at risk) (1)	Monthly on Monthly Anniversary Date	$ 0.06 - $25.48 per $1,000 For 36 year old male non-smoker, Standard rating class: Current: $0.15 per $1,000 Guaranteed: $0.15 per $1,000 of Specified Amount
Mortality and Expense Risk Charge (2)	Accrued Daily	0.90% annually
Administrative Expense Charge	Monthly on Monthly Anniversary Date	$6 per month
Tax Charge	Each Valuation Period	Currently none (3)

(1)  The cost of insurance charge varies based on the Insured's Issue Age, gender, smoking status, underwriting class, and Policy Year. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance," beginning on page 26.

  The Cost of Insurance charge shown in the table may not be representative of the charges that you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(2)  The rate given is an effective annual rate.

(3)  We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account" on page [27] below.

Currently we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Accumulation Value as part of the Monthly Deduction. You may not be eligible for all of the optional riders shown below. The benefits provided under each rider are summarized in "Supplemental Benefits" below.

RIDER CHARGES
	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Accidental Death Benefit	Monthly on the Monthly Anniversary Date	$0.07 - $0.16 per $1000 of Insurance Risk (1), (5) 36 year old male non-smoker, Standard rating class: $0.07 per $1,000 of Insurance Risk
Automatic Increase	Monthly on the Monthly Anniversary Date	Maximum: $0.01 - $0.11 per $1000 of Initial Specified Amount (2), (5) 36 year old male non-smoker, Standard rating class: $0.01 per $1,000 of Initial Specified Amount
Children's Term Insurance	Monthly on the Monthly Anniversary Date	$.50 per $1,000 of Death Benefit
Guaranteed Death Benefit	Monthly on the Monthly Anniversary Date	$0.01 per $1,000 of Specified Amount.
Guaranteed Insurability Rider	Monthly on the Monthly Anniversary Date	$0.03 - $0.16 per $1,000 of Specified Amount (3), (5) 36 year old male non-smoker, Standard rating class: $0.12 per $1,000 of Specified Amount
Other Insured Term Rider	Monthly on the Monthly Anniversary Date	$0.07 - $4.21 per $1,000 of Death Benefit (4), (5) 36 year old female non-smoker, Preferred Plus rating class: $0.13 per $1,000 of Death Benefit
Waiver of Specified Premium Rider	Monthly on the Monthly Anniversary Date	$.012 - $0.12 per $1000 of Specified Monthly Premium (1), (5) 36 year old male non-smoker, Standard rating class: $0.12 per $1,000 of Specified Monthly Premium
Waiver of Premium Disability Rider	Monthly on the Monthly Anniversary Date	$0.01 - $0.29 per $1000 of Net Amount at Risk (1), (5) 36 year old male non-smoker, Standard rating class: $0.02 per $1,000 of Net Amount at Risk
Exchange of Insured Rider	At time of exchange	$1 per $1000 of Specified Amount to a maximum of $150
Terminal Illness Accelerated Benefit Rider		No charge
Extension of Maturity Date Rider		No charge
Primary Insured Term Rider	Monthly on the Monthly Anniversary Date	$0.02 - $19.04 per $1000 of Death Benefit (1), (5) 36 year old male non-smoker, Preferred rating class: $0.05 per $1,000 of Death Benefit

(1)  The monthly rate for this rider is based on the Attained Age of the Insured.

(2)  The monthly rate for this rider is based on the Issue Age of the Insured.

(3)  The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

(4)  This charge varies based on Attained Age, gender, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge is similar to the calculation of the Cost of Insurance charge on the Policy. See footnote (1) on page 7.

(5)  The charge shown in the table may not be representative of the charge you would pay. For more information about the charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

The following table shows the annual fund fees and expenses for the year ended December 31, 2019. The fees that are deducted daily from the Portfolios in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each Portfolio.

These fees and expenses may change at any time.

Charges Assessed
Against the Underlying Funds

	Maximum		Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.79	%(1)	0.17%

(1)  The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.37%. These waivers and reductions generally extend through April 30, 2022 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specific period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.

Note that under rules adopted by the SEC, we are required to: (1) enter into written agreement with each underlying fund or its Principal Underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund. In addition, these rules permit the underlying fund Boards of Directors or Boards of Trustees issuing the Portfolios to adopt redemption fees to be imposed on policyowners whose transfers among investment divisions cause underlying fund Portfolio shares to be redeemed shortly after shares of the same Portfolio are purchased as a result of such policyowners transfers. Such fees, if imposed, would be paid to the Portfolio the shares of which were purchased and sold.

definitions

Accumulation Value—The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

Age—The Insured's age at his/her nearest birthdays.

Allocation Date—The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

Attained Age—The age of the Insured at the last Policy Anniversary.

Beneficiary—The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

Cash Value—The Accumulation Value less any Surrender Charge.

Code—The Internal Revenue Code of 1986, as amended.

Company—The Lincoln National Life Insurance Company.

Cost of Insurance—A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

Date of Receipt—Any Valuation Date on which a notice or premium payment, other than the initial premium payment is received at our Service Office.

Death Benefit—The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.

Death Benefit Options—The methods for determining the Death Benefit.

Division—A separate division of Separate Account JF-A which invests only in the shares of a specified Portfolio of a Fund.

Fund—An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

General Account—A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.

Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.

Grace Period—The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

Insured—The person on whose life the Policy is issued.

Issue Age—The Age of the Insured on the Policy's Issue Date.

Issue Date—The effective date on which we issue the Policy.

Loan Value—Generally, 90% of the Policy's Cash Value on the date of a loan.

Maturity Date—Unless otherwise specified, the Policy Anniversary nearest to the Insured's 95th birthday.

Minimum Initial Premium—The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

Monthly Anniversary Date—The same day in each month as the Policy Date.

Net Premium—The gross premium less the Premium Tax Charge.

Policy—The life insurance contract described in this Prospectus.

Policy Date—The date set forth in the Policy and from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is either the date the Policy is issued or the date we receive your premium payment. For policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original policy.

Policy Debt—The sum of all unpaid policy loans and accrued interest thereon.

Portfolio—A separate investment series of one of the Funds.

Proof of Death—One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC—Securities and Exchange Commission.

Separate Account JF-A or the Separate Account—Lincoln Life Flexible Premium Variable Life Account JF-A (formerly known as JPF Separate Account A), a separate investment account we established for the purpose of funding the Policy.

Service Office—Our principal executive offices at 100 N. Greene Street Greensboro, NC 27401.

Specified Amount—The amount you chose at application, which may subsequently be increased or decreased, as provided in the Policy.

The Specified Amount is used to determine the Death Benefit.

State—Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

Surrender Charge—An amount we retain upon the surrender of the Policy, or a withdrawal.

Surrender Value—Cash Value less any Policy Debt.

Target Premium—The premium from which first year commissions will be determined and which varies by gender, Issue Age, rating class of the Insured and Specified Amount.

Valuation Date—The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.

Valuation Period—The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

the company

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and Rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain

More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On

April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. On July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC"), also one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of Lincoln Life's merger with JPLife and JPFIC, the assets and liabilities of JPLife and JPFIC became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife and JPFIC became obligations of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Prior to the merger of JPFIC into and with Lincoln Life, JPFIC was a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. At the time it was acquired by Jefferson-Pilot on April 30, 1997, JPFIC was known as Chubb Life Insurance Company of America. On May 1, 1998, Chubb Life changed its name to JPFIC, and in June 2000, JPFIC redomesticated to Nebraska. As a result of the merger, the combined company is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance.

The Policy, originally issued by JPFIC, will continue to be administered at the Service Office at 100 N. Greene Street Greensboro, NC 27401; the telephone number will remain 800-487-1485.

At December 31, 2020 the Company and its subsidiaries had total assets of approximately $368.3 billion and had $893.9 billion of insurance in force, while total assets of Lincoln National Corporation were $365.9 billion

We write individual life insurance and annuities, which are subject to Indiana law governing insurance.

Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General

Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 515, Concord, NH 03302-0515, or call 1-800-487-1485 for Customer Service. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lincolnfinancial.com.

the separate account

The Separate Account underlying the Policy is Lincoln Life Flexible Premium Variable Life Account JF-A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.

The Separate Account was established under New Hampshire law on August 20, 1984. On July 2, 2007, as a result of the merger of JPFIC into and with Lincoln Life, the Separate Account (formerly known as JPF Separate Account A) was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the "Transfer") and was renamed Lincoln Life Flexible Premium Variable Life Account JF-A. The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life. The accumulation unit values for the Sub-Account(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer. As a result of the Transfer, the operations of the Separate Account will be governed by the laws of the State of Indiana. Under the laws of the State of Indiana, the income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to you.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

Divisions. The Policy presently offers fifty-five Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

fund participation agreements

In order to make the Portfolio available, Lincoln Life has entered into agreements with the Divisions Portfolio or their advisors or distributors. In some of these agreements, we must perform certain services for the Portfolio advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the portfolio; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.35% based upon the assets of a Portfolio attributable to the Policies. Additionally, a Portfolio's advisor and/or distributor (or its affiliate's) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs:

American Century Variable Portfolios, Inc., American Funds Insurance Series, Deutsche VIP Trust, Fidelity® Variable Insurance, Franklin Templeton Variable Insurance Products Trust, Lincoln Variable Insurance Products, Inc., PIMCO Variable Insurance Trust, ProFund® VP and T. Rowe Price Equity Series, Inc.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

distribution of the policies and compensation

The policy has been distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance with respect to policy renewal sales is 5% of all premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or

(c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." "Non-cash compensation," as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers," who control access to certain selling offices for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

investment and fixed account options

You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account or to a combination of the Divisions and the General Account.

If a Division imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Division has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.

Selecting Investment Options

◆  Choose options appropriate for you. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

◆  Understand the risks associated with the options you choose. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks. Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds.

◆  Be informed. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

▶  SEPARATE ACCOUNT INVESTMENTS

The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection.

The Separate Account is currently divided into 55 divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

American Century Variable Portfolios, Inc.
American Funds Insurance Series
Delaware VIP® Trust
Deutsche Investments VIT Funds
Fidelity® Variable Insurance Products Fund ("VIP")
Franklin Templeton Variable Insurance
  Products Trust
Goldman Sachs Variable Insurance Trust
Lincoln Variable Insurance Products Trust ("LVIP")
MFS® Variable Insurance Trust
PIMCO Variable Insurance Trust
ProFund® VP
T. Rowe Price Equity Series, Inc.
Vanguard® Variable Insurance Fund

Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding)

The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

On April 30, 2007, as reflected in the tables beginning on the next page, the reorganization of Jefferson Pilot Variable Fund, Inc. ("JPVF") and Lincoln Variable Insurance Products Trust ("LVIP"),

became effective, and the assets and liabilities of the following JPVF portfolios were transferred to newly created series of LVIP: Capital Growth Portfolio, International Equity Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, Strategic Growth Portfolio, World Growth Stock Portfolio and Small-Cap Value Portfolio. In addition, at that same date, the assets and liabilities of the Small Company Portfolio were transferred to the LVIP Small-Cap Index Fund following the approval of a change in investment objective. Finally, at that same date, the following JPVF portfolios were merged into LVIP series: High Yield Bond Portfolio, Growth Portfolio, Balanced Portfolio, and Money Market Portfolio.

▶  INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

The investment adviser to LVIP is Lincoln Investment Advisors Corporation ("Lincoln Investment Advisors"), an affiliate of the Company. Lincoln Investment Advisors and LVIP have contracted with the sub-investment managers listed in the table below to provide the day-to-day investment decisions for the LVIP Funds.

American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Delaware Management Company ("DMC") is the investment adviser to the Delaware VIP® Trust. DWS Investment Management Americas, Inc. ("Deutsche") is the investment adviser to the Deutsche DWS Investment VIT® Funds. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity® Variable Insurance Products Fund. Goldman Sachs Asset Management, L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS® Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund® VP Advisors LLC is the investment adviser to the ProFund® VP. The Vanguard Group is the investment adviser to the Vanguard® Variable Insurance Fund, Templeton Investment Counsel, LLC ("TIC") and Franklin Mutual Advisers, LLC are the investment advisers to the Franklin Templeton Variable Insurance Products Trust.

Following are the investment objectives and managers for each of the Portfolios:

PORTFOLIO CHOICES

We create Divisions and select the Portfolios, the shares of which are purchased by amounts allocated or transferred to the Division, based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund (or an affiliate, investment advisor or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for provided administrative, marketing, and/or support services that would otherwise be provided by the funds, its investment advisor or its distributor. Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.

We review each Portfolio periodically after it is selected. Upon review, we may either close aDivision or restrict allocation of additional Premium Payments to a Division if we determine the Portfolio no longer meets one or more of the factors and/or if the Division has not attracted significant Owner assets. Alternatively, we may seek to substitute another Portfolio which follows a similar investment objective as the Portfolio, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

PORTFOLIO CHOICES

LARGE GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Funds Growth Fund (Class 2)	Growth of Capital.	Capital Research and Management Company ("Capital")
Fidelity® VIP Growth Portfolio (Initial Class)	To achieve capital appreciation.	Fidelity Management & Research Company ("FMR")
Goldman Sachs VIT Strategic Growth Fund (Institutional Shares)	Long-term growth of capital.	Goldman Sachs Asset Management, L.P.
LVIP Wellington Capital Growth Fund (Standard Class)	Capital growth.	Lincoln Investment Advisors Corporation ("LVIP")
LVIP Dimensional U.S. Core Equity I Fund (Service Class)	Long-term capital appreciation.	LVIP
LVIP T. Rowe Price Growth Stock Fund (Standard Class)	Long-term capital growth.	LVIP
ProFund® VP Large-Cap Growth	Investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index (the "index").	ProFund Advisors LLC ("ProFund")
LARGE CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Long-term capital appreciation.	FMR
LVIP SSGA S&P 500 Index Fund(1) (Standard Class)	To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States as represented by the S&P 500 Index.	LVIP
LARGE VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Funds Growth-Income Fund (Class 2)	Long term growth of capital and income.	Capital
Fidelity® VIP Equity-Income Portfolio (Initial Class)	Reasonable income with consideration of the potential for capital appreciation.	FMR
LVIP MFS® Value Fund (Standard Class)	Capital appreciation.	LVIP
ProFund® VP Large-Cap Value	Investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index (the "index").	ProFund
MID-CAP GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Blended Mid Cap Managed Volatility Fund (Standard Class)	Capital appreciation.	LVIP
MID-CAP CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Long-term growth of capital	FMR
Vanguard® VIF Mid-Cap Index Portfolio	To track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	The Vanguard Group

PORTFOLIO CHOICES

MID-CAP VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Century VP Value Fund (Class II)	Long-term capital growth; Income is a secondary consideration.	American Century Investment Management, Inc.
LVIP JPMorgan Select Mid-Cap Value Managed Volatility Fund (Standard Class)	Long-term capital appreciation.	LVIP
LVIP Wellington Mid-Cap Value Fund (Standard Class)	Long-term capital appreciation.	LVIP
SMALL-CAP GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
DWS Small Cap Index VIP Portfolio (Class B)	To replicate as closely as possible, before the deduction of expenses, the performance of the Russell 2000®(2) Index, which emphasizes stocks of small U.S. companies.	Deutsche
LVIP SSGA Small-Cap Index Fund (Standard Class)	To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000®(2) Index, which emphasizes stock of small U.S. companies.	LVIP
ProFund® VP Small-Cap Growth	Investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index.	ProFund
Vanguard® VIF Small Company Growth Portfolio	To provide long-term capital appreciation.	The Vanguard Group
SMALL-CAP VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Franklin Small Cap Value VIP Fund (Class 2)	Long-term total return.	Franklin Mutual Advisers, LLC
ProFund® VP Small-Cap Value	Investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the "index").	ProFund
INTERNATIONAL LARGE GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Century VP International Fund (Class I)	Capital growth.	American Century Global Investment Management, Inc.
LVIP MFS® International Growth Fund (Standard Class)	Long-term capital appreciation.	LVIP
ProFund® VP Asia 30	Investment results, before fees and expenses, that correspond to the performance of the ProFund® VP Asia 30 Index. ("the index")	ProFund
ProFund® VP Europe 30	Investment results, before fees and expenses, that correspond to the performance of the ProFund® VP Europe 30 Index. ("the index")	ProFund
INTERNATIONAL LARGE CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class)	Long-term capital growth.	LVIP

PORTFOLIO CHOICES

INTERNATIONAL LARGE VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Templeton Foreign VIP Fund (Class I)	Long-term capital growth.	Templeton Investment Counsel, LLC
SECTOR
PORTFOLIO NAME	OBJECTIVE	MANAGER
MFS® VIT Utilities Series (Initial Class)	Total return.	MFS
ProFund® VP Financials	Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the "index").	ProFund
ProFund® VP Health Care	Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. HealthcareSM Index (the "index").	ProFund
ProFund® VP Technology	Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TechnologySM Index (the "index").	ProFund
Vanguard® VIF Real Estate Index Portfolio

To seek to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITS and other real estate related investments.

The Vanguard Group
FIXED INCOME
PORTFOLIO NAME	OBJECTIVE	MANAGER
Fidelity® VIP Investment Grade Bond Portfolio (Service Class 2)	As a high level of current income as is consistent with the preservation of capital	FMR
LVIP Delaware Bond Fund(4) (Service Class)	Maximum current income (yield) consistent with a prudent investment strategy.	LVIP
Delaware VIP® High Yield Series(3) (Standard Class)	Total return and, as a secondary objective, high current income.	DMC
PIMCO VIT Total Return Portfolio (Administrative Class)	Maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO
ProFund® VP Rising Rates Opportunity

Daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (–1.25x) of the price daily movement of the most recently issued 30-year U.S. Treasury Bond.

ProFund
ProFund® VP U.S. Government Plus	Daily results that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond.	ProFund
ASSET ALLOCATION
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP JPMorgan Retirement Income Fund (Service Class)	Current income and some capital appreciation.	LVIP
LVIP Global Conservative Allocation Managed Risk Fund(5) (Standard Class)	A high level of current income with some consideration given to growth of capital; a fund of funds.	LVIP
LVIP Global Moderate Allocation Managed Risk Fund(5) (Standard Class)	A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.	LVIP
LVIP Global Growth Allocation Managed Risk Fund(5) (Standard Class)	A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.	LVIP

PORTFOLIO CHOICES

ASSET ALLOCATION
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP T. Rowe Price 2010 Fund(5) (Standard Class)	The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.	LVIP
LVIP T. Rowe Price 2020 Fund(5) (Standard Class)	The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.	LVIP
LVIP T. Rowe Price 2030 Fund(5) (Standard Class)	The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.	LVIP
LVIP T. Rowe Price 2040 Fund(5) (Standard Class)	The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.	LVIP
LVIP SSGA Global Tactical Allocation Managed Volatility Fund(5) (Standard Class)	Long-term growth of capital; a fund of funds.	LVIP
MONEY MARKET
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Government Money Market Fund (Standard Class)	Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).	LVIP
RESTRICTED FUNDS

PORTFOLIO NAME

Fidelity® VIP High Income Portfolio (Initial Class): A high level of current income, while also considering growth of capital. This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective December 31, 1999.

MFS® VIT Research Series (Initial Class): Capital appreciation. This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.

T. Rowe Price Mid-Cap Growth Portfolio (Class II): Long-term capital appreciation. This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.

(1)  The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC ("SPDJI") and has been licensed for use by one or more of the portfolio's service providers (licensee). Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee's products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.

(2)  Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000® is a trademark of Russell Investment Group.

(3)  Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.

(4)  Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Macquarie Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.

(5)  These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy values to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds that certain other funds available to you under your Policy.

An investment in the LVIP Government Money Market Fund is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain of the Portfolios, including those managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Portfolios' overall volatility, and for some Portfolios, to also reduce the downside exposure of the Portfolios during significant market downturns. These funds usually, but not always, have "Managed Risk" or "Managed Volatility" in the name of the fund. These risk management strategies could limit the upside participation of the Portfolio in rising equity markets relative to other Portfolios. Also, several of the Portfolios may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds") as detailed in the individual Portfolio prospectus. For more information about the Portfolio and the investment strategies they employ, please refer to the Portfolios' current prospectuses. For more information about the Portfolios and the investment strategies they employ, please refer to the Portfolios' current prospectuses.

▶  MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

▶  FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right, subject to compliance with appropriate state and federal laws, to add, change or eliminate shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. A Portfolio may also discontinue offering their shares to the Divisions. If required by law, we will obtain any required approvals from Policyowners, the SEC, and state insurance regulators before substituting any Portfolio. Substituted Portfolios or Fund may have higher charges than the Portfolio or Fund being replaced.

We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

◆  Change the investment objective of the Separate Account;

◆  Operate the Separate Account as a management investment company, unite investment trust, or any other form permitted under applicable securities laws;

◆  Deregister the Separate Account; or

◆  Combine the Separate Account with another Separate Account.

We may close Portfolios to Policyowners that purchase a new Policy after a specified date, and these Policyowners may not allocate Net Premium Payments or policy value to the closed Portfolio. Policyowners that purchased a Policy prior to the specified date may continue to allocate Net Premium Payments and policy value to the Portfolio.

From time to time, certain of the Divisions may merge with other funds. If a merger of a Division occurs, the policy value allocated to the existing fund will be transferred into the surviving fund. Any future Net Premium Payments allocated to the existing fund will automatically be allocated to the surviving fund unless otherwise instructed by you.

In addition, a Portfolio may become unavailable due to the liquidation of its Division. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will transfer any policy value in the liquidated Division to the money market portfolio or a Portfolio investing in another Division designated by us. Any future Net Premium Payments allocated to the liquidated fund will automatically be allocated to the money market portfolio or a Portfolio investing in another Division designated by us unless otherwise instructed by you.

Placing or transferring money into the money market portfolio may have impacts on other features of your Policy. Prior to moving money into the money market portfolio or allowing it to default into the money market portfolio as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any. We will notify you of any change that is made.

▶  GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we have chosen, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly deduction adjustment, plus interest at an annual rate of not less than 4.5%, less the amount of any withdrawals, Policy Loans or Monthly Deductions.

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.

policy choices

▶  GENERAL

The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's gender in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

The minimum Specified Amount at issue is $25,000 (minimum may be higher as required by state law). We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

▶  PREMIUM PAYMENTS

The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each Policy Year. No payment may be less than $25. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually ($50 for electronic fund transfers). You may not pay additional premium payments after the original Maturity Date.

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.

In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy and the Insured's age, gender and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

▶  MODIFIED ENDOWMENT CONTRACT

The Policy will be allowed to become a modified endowment contract ("MEC") under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

▶  COMPLIANCE WITH THE INTERNAL REVENUE CODE

The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

▶  BACKDATING

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable, for example, so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, you must pay the premium for the period between the Policy Date and the date the application is received at the Service Office. For a backdated Policy, we will assess policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium payment is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

▶  ALLOCATION OF PREMIUMS

We will allocate premium payments, net of the premium tax charge, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any Division or the General Account is 5%. Allocation percentages must be in whole numbers only and must total 100%. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in Good Order at our Administrative Office. The Allocation Date is before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day). There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the next accumulation unit value computed the following trading day. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

You may change your premium allocation instructions at any time. Your request may be written, by telephone, or via the internet, so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

▶  DEATH BENEFIT OPTIONS

At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option you choose.

Under Option 1 the Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the date of death of the insured multiplied by the corridor percentage, as described below.

Under Option 2 the Death Benefit equals the greater of the current Specified Amount plus the

Accumulation Value on the date of death or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

The corridor percentage depends upon the Insured's Attained Age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
40 & below	250%	52	171%	64	122%	91	104%
41	243	53	164	65	120	92	103
42	236	54	157	66	119	93	102
43	229	55	150	67	118	94	101
44	222	56	146	68	117	95	100
45	215	57	142	69	116
46	209	58	138	70	115
47	203	59	134	71	113
48	197	60	130	72	111
49	191	61	128	73	109
50	185	62	126	74	107
51	178	63	124	75-90	105

Under both Option 1 and Option 2, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. If you extend the Maturity Date of your Policy, beginning on the Policy Anniversary nearest the Insured's 95th birthday, the Death Benefit will equal the Accumulation Value, as it may change from time to time.

After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from

Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.

▶  TRANSFERS AND ALLOCATIONS
TO FUNDING OPTIONS

The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued. For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the market timing procedures we have adopted to discourage frequent transfers among Investment Divisions. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its Principal Underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services.We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.

In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, to the extent permitted by applicable law, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason. Some of the underlying funds may also impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

We have the right to terminate, suspend or modify these provisions.

The company will process transfers and determine all values in connection with the transfers at the end of the Valuation Period during which the transfer request is received.

You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges. Due to these limitations, if you want to transfer all of the value from the General Account to one or more Division, it may take several years to do so.

Transfer and financial requests received in good order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the

General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

▶  TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Please note that the telephone, internet and/or facsimile may not always be available. Any telephone, internet or facsimile, whether it is ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

▶  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.

You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the adddress or telephone number on the first page of this prospectus for forms or further information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automatic transfer instructions that are currently in place. We reserve the right to suspend or modify automatic transfer privileges at anytime.

You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.

policy values

▶  ACCUMULATION VALUE

The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax Charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation

Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:

  (i)  the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, plus

  (ii)  any Net Premium we receive during the current Valuation Period which is allocated to the Division, plus

  (iii)  all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, minus

  (iv)  the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, minus

  (v)  all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly deduction adjustment allocated to the Divisions.

We will calculate a guaranteed monthly deduction adjustment at the beginning of the second Policy Year and every Policy Year thereafter and add it to the Accumulation Value for each month of the Policy Year during which the adjustment is in effect. The adjustment will be allocated among the Divisions and the General Account in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

  (i)  is .000375;

  (ii)  is the sum of the Policy's Accumulation Value in each Division of the Separate Account at the beginning of the Policy Year;

  (iii)  is the Type B loan balance at the beginning of the Policy Year; and

  (iv)  is the Guideline Single Premium at issue under Section 7702 of the Code, increased on a pro rata basis for any increase in Specified Amount.

See "Policy Loans" for a description of Type B loans.

▶  UNIT VALUES

We credit units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Asset Value method. We will achieve substantially the same result using either method.

▶  NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

(1)  is the sum of:

(a)  the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus (b) the per share amount of any dividend or capital gain distributions made for Portfolio held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2)  is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3)  is the daily charge no greater than .0024657% representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to .90% of the daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

▶  SURRENDER VALUE

The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy and on the Maturity Date. The Surrender Value will equal (A) the Accumulation Value on the date of surrender; less (B) the Surrender Charge; less (C) the Policy Debt. (See "Charges Deducted Upon Surrender.")

charges & fees

▶  CHARGES & FEES ASSESSED AGAINST PREMIUM

Premium Charges

Before allocating a premium to any of the Divisions of the Separate Account and the General Account, we will deduct a state premium tax charge of 2.5% unless otherwise required by state law (2.35% in California; 1% Tax Charge Back rate in Oregon). We may impose the premium tax charge in states which do not themselves impose a premium tax. We may also impose the state premium tax charge on premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code. The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which we sell the Policy, and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states that do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

▶  CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

Charges and fees assessed against the Policy's Accumulation Value will be deducted pro rata from each of the Divisions and the General Account.

Monthly Deduction

On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

The Monthly Deduction equals:

  (i)  the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

  (ii)  a Monthly Administrative Fee of $6, which may not be increased.

Cost of Insurance. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions you may elect through a Policy rider.

The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where

  (i)  is the current Cost of Insurance Rate as described in the Policy;

  (ii)  is the death benefit at the beginning of the policy month divided by 1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

  (iii)  is the Accumulation Value at the beginning of the policy month.

If the corridor percentage applies, it will be reflected in the Death Benefit used in the calculation.

The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, gender (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis.

The curent cost of insurance rate will not exceed the maximum cost of insurance rate shown in your Policy.

Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.

Charges for Optional Benefits. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

▶  CHARGES & FEES ASSESSED AGAINST
THE SEPARATE ACCOUNT

Mortality and Expense Risk Charge

We will assess a charge, not to exceed .0024657% on a daily basis, against each Division at an annual rate of .90% of the value of the Division, to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

Administrative Charge for Transfers
or Withdrawal

We currently impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial Net Premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25.

▶  CHARGES DEDUCTED UPON SURRENDER

If you surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, we will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial maximum Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

The initial Surrender Charge, as specified in the Policy, is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, gender of the Insured. Your Policy's maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the 1940 Act. The Guideline Annual Premium varies based on the factors stated above. Your Policy's surrender charge will equal (1) the surrender charge factor shown in the table below for the Policy Year of the surrender, times (b) the lesser of (i) the Guideline Annual Premium or (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factor depends on the length of time the Policy has been in force, as shown in the table below:

Policy Year	Surrender Charge Factor
1-5.30
6.25
7.20
8.15
9.10
10.05
11 and after	0

For example, if your Policy's Specified Amount were $100,000, and the resulting Guideline Annual Premium were $1,228, the Surrender Charge applied in any Policy Year would be as follows:

Policy Year	Surrender Charge
0-5	$368.40
6	$307.00
7	$245.60
8	$184.20
9	$122.80
10	$61.40
11 and after	$0.00

We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death

Benefit Option II to Death Benefit Option I. The additional Surrender Charge is determined by multiplying the applicable surrender charge factor by the lesser of (1) or (2), where:

(1)  is A times B divided by C, where:

  A is the amount of the increase in the Specified Amount;

  B is the sum of the cash value just prior to the increase in the Specified Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and

  C is the Specified Amount in effect after the increase in the Specified Amount.

(2)  is the "Guideline Annual Premium" for the increase at the Attained Age of the Insured on the effective date of the increase in the Specified Amount.

The applicable surrender charge factors are one-half the factors for the initial Surrender Charge, which are shown in the table above.

The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease.

We will not assess a Surrender Charge after the tenth Policy Year, unless there is an increase in the Specified Amount.

Surrender Charges on Surrenders and Withdrawals

All applicable Surrender Charges are imposed on Surrenders.

We will impose a pro rata Surrender Charge on withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net withdrawal by the Cash Value and multiplying the result by the amount of the then applicable Surrender Charge on a surrender. We will reduce any applicable remaining Surrender Charges by the same proportion. We will charge an administrative fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25, unless the withdrawal is combined with a request to maintain or increase the Specified Amount. (See "Withdrawals")

Other Charges

We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.

policy rights

▶  SURRENDERS

By Written Request, you may surrender or exchange the Policy under Code Section 1035 for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in Good Order at our Administrative Office before the close of the NYSE (generally 4pm Eastern time on a business day), we will process the request using the accumulation unit value computed on that Allocation Date. If we receive a surrender or withdrawal request at our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Allocation Date. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the next accumulation unit value computed the following trading day. The values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment," "Policy Settlement" and "Payment of Benefits.")

▶  WITHDRAWALS

By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which you withdraw. We also will deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Cash Value less any Policy Debt.

Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

◆  The Policy's Cash Value will be reduced by the amount of the withdrawal;

◆  The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

◆  Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $10,000.

If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.

You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See "Right to Defer Payment," "Policy Changes" and "Payment of Benefits.")

▶  SYSTEMATIC DISBURSEMENTS PROGRAM

The Program provides for an automatic periodic partial withdrawal of Surrender Values, automated loan withdrawals or a combination of partial withdrawals and loans from your policy. You may elect to participate in the program by submitting a signed Request for Systematic Disbursement application to us. You may obtain this form either through your registered representative or by calling the Service Center phone number shown on the cover page. You may request disbursements on either a monthly, quarterly, semi-annual or annual basis. You may also choose to take a specified number of disbursements or state a specified time period. Disbursements may be for a specified dollar amount or a percentage of Surrender Value.

We reserve the right to terminate the Program at any time and after giving you 30 days notice of our intent to terminate the Program.

In order to be eligible to participate in the Program your policy must qualify as follows:

◆  There must be a minimum of $25,000 Surrender Value in the policy.

◆  The policy must have reached its fifth policy anniversary.

◆  The policy must not be classified or become classified as a Modified Endowment Contract as defined by IRC section 7702A.

◆  The minimum systematic disbursement amount must be at least $100.

If you choose to participate in the Program then certain provisions applicable to the Withdrawals section of the prospectus which provides for "manual" withdrawals from the Policy are modified or changed as follows:

◆  You will only be charged a one-time fee for the Program at the time it is setup. The fee will be charged again if the Program terminates and you request that it be restarted.

◆  The fee that you will be charged will be the Administrative Fee of $25.

◆  Withdrawals and loans made through the Program will be made "pro-rata", that is, amounts to be withdrawn or moved to the General Account as loan collateral will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account less any Policy Debt, bears to the total Accumulation Value of the Policy, less any policy Debt. You will not be able to allocate disbursements among specified Divisions or the General Account.

◆  The minimum amounts for manual withdrawals are waived and the minimum amount for a withdrawal or loan under the Program will be $100.

◆  Disbursements under the Program will terminate when the Surrender Value reaches $25,000 at which time you may make "manual" withdrawals as permitted in the Withdrawals section of the prospectus.

◆  Participation in the Program may be terminated by you at any time by providing us with written notice at the address listed below. The Program will also terminate when the specified number of disbursements or time period for disbursements that you have selected has been reached.

When you choose to participate in the Program partial withdrawals or loans will have the same affect on the Policy's Accumulation, Cash and Surrender Values as if they had been taken manually and as further described in the Withdrawals and Policy Loans sections of the prospectus (including, but not limited to, deduction of partial surrender charges on partial withdrawals). Partial withdrawals and loans taken through the Program will also affect the amounts payable as death benefits under the Policy as also described in the Withdrawals and Policy Loans sections of the prospectus. You are responsible for monitoring your policy's Accumulation, Cash and Surrender Values to ensure that your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. Before participating in the Program you should consider whether automating the process of taking partial withdrawals or loans will increase the risk of your policy lapsing. You should also consider the tax ramifications of a lapse as discussed in the Tax Matters section of the prospectus.

▶  GRACE PERIOD

If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". This amount must be sufficient, after the deduction of the premium tax charge, to cover the Monthly Deductions for at least three policy months.

We will mail written notice to your last known address, according to our records, not less than 61 days before termination of the Policy. We will also mail this notice to the last known address of any assignee of record.

The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

▶  REINSTATEMENT OF A LAPSED POLICY

If the Policy terminates as provided in its Grace Period, provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

◆  The Policy has not been fully surrendered.

◆  You must apply for reinstatement within 5 years after the date of termination.

◆  We must receive evidence of insurability, satisfactory to us, that the Insured is insurable at the original rating class.

◆  The premium payment you make must be sufficient, after deduction of the premium tax charge, to cover the Monthly Deductions for three policy months after the reinstatement date.

◆  If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.

◆  Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments.")

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.

▶  RIGHT TO DEFER PAYMENT

Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.

Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

▶  POLICY LOANS

We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account) that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at the lesser of an annual rate of 6% or the interest rate currently credited to the General Account.

We will charge interest on any outstanding Policy Debt. The maximum interest rate is 8% compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged the prevailing interest rate, but not more than the maximum. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.

In the future, we may charge lower interest rates on policy loans. If the loan interest rate is ever less than 8%, we can increase the rate once each

Policy Year by a maximum of 1%. We will notify you and any assignee of record of any change in the interest rate at least 30 days before the effective date of the increase. Changes in the interest rates will not affect the spread.

If Policy Debt exceeds Surrender Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply premium payments in the amount of the Planned Periodic Premium, received at the premium frequency, as premium unless you specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in accordance with your allocation instructions on file.

An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation

Value securing the loan is not credited with the investment experience of the Divisions.

Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.

▶  POLICY CHANGES

You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

Increase or Decrease in Specified Amount

You may increase the Specified Amount at any time after the Policy has been issued, so long as you are under Attained Age 80. You may decrease the Specified Amount after the first Policy Year. For an increase or decrease, you must send a written request to our Service Office. However:

◆  Any increase or decrease must be at least $25,000.

◆  Any increase or decrease will affect your cost of insurance charge.

◆  Any increase or decrease may affect the monthly deduction adjustment.

◆  Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

◆  Any increase will require a supplemental application and satisfactory evidence of insurability.

◆  Any increase or decrease will be effective on the Monthly Anniversary Date that coincides with or next follows the approval of the increase or decrease.

◆  You may only decrease the Specified Amount once in every twelve months.

◆  Any increase will result in a new Surrender Charge.

◆  No decrease may decrease the Specified Amount below $25,000.

◆  Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

◆  Any decrease may result in federal tax implications under DEFRA/TAMRA (See "Federal Tax Matters").

Change in Death Benefit Option

Any change in the Death Benefit Option is subject to the following conditions:

◆  The change will take effect on the Monthly Anniversary Date next following the date on which your written request is received.

◆  There will be no change in the Surrender Charge.

◆  Evidence of insurability may be required.

◆  Changes from Option 1 to 2 will be allowed at any time while this Policy is in force subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

◆  Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.

▶  RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law), within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to the Company at 100 N. Greene Street, Greensboro, NC 27401. Upon its return, the Policy will be deemed void from its beginning. We will return within seven days, all payments we received on the Policy to the person who remitted the funds. Prior to the Allocation Date, we will hold the initial Net Premium in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

▶  MATURITY BENEFIT

While the Policy is in force, we will pay the Owner the Surrender Value on the Maturity Date. The benefit may be paid in a lump sum or under a Settlement option.

▶  EXTENSION OF MATURITY DATE

If your Policy includes our Extension of Maturity Date Rider, you may extend the Maturity Date by sending us a written request to our Service Office. We must receive your request before the existing Maturity Date.

If you exercise this option, after the original Maturity Date:

(1)  We will not accept additional premium payments;

(2)  We will continue to credit interest to the Accumulation Value in the General Account and calculate the Accumulation Value in the Divisions in the same manner;

(3)  The Death Benefit will always equal the Accumulation Value, as it may change from time to time;

(4)  Interest on Policy loans will continue to accrue and become part of your Policy Debt; and

(5)  We no longer will charge the Cost of Insurance charge.

We will continue to charge you the Mortality and Expense Risk charge, even though we no longer will have mortality risk under the Policy. We continue to impose this charge because the portion of this charge attributable to mortality risk reflects our expectations as to the mortality risks and the amount of such charges expected to be paid under all Policies, including Policies covered by Extension of Maturity Date riders.

▶  SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:

◆  Children's Term Insurance Rider—provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

◆  Guaranteed Insurability Rider—allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

◆  Accidental Death Benefit Rider—provides a benefit in the event if accidental death, subject to the terms of the rider.

◆  Automatic Increase Rider—allows for scheduled annual increases in Specified Amount subject to the terms of the Rider.

◆  Guaranteed Death Benefit Rider—guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, gender, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

◆  Waiver of Specified Premium Rider—provides for payment by us of a specified monthly premium into the Policy while you are disabled, as defined in the rider.

◆  Waiver of Premium Disability Rider—provides for waiver of monthly deductions while you are totally disabled, as defined in the rider.

◆  Terminal Illness Accelerated Benefit Rider—provides for an advance of up to 50% of a policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.

◆  Extension of Maturity Date Rider—allows you to extend the original Maturity Date of the Policy subject to the terms of the rider. See "Extension of Maturity Date" above.

◆  Other Insured Term Rider—provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.

◆  Primary Insured Term Rider—provides increments of level term insurance on the Insured's life, subject to the terms of the rider.

Rider features and availability will vary by state.

Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in your Policy.

death benefit

The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the Insured's death, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected. (See "Right to Defer Payment" and "Policy Settlement")

policy settlement

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined. You may choose from the following payment methods: 1) a lump sum; 2) a settlement option; or 3) a SecureLine interest-bearing checking account if the proceeds are $50,000 or greater. The default payment method is a lump sum in one single check.

If you elect SecureLine® , an interest-bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.

Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient's SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly. The minimum interest rate is 1% and we may increase the rate from time to time. The interest rate credited to the recipient's SecureLine® account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.

Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.

additional information

▶  REPORTS TO POLICYOWNERS

We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

2. A statement of all premiums paid and all charges incurred;

3. The balance of outstanding Policy Loans for the previous policy year;

4. Any reports required by the 1940 Act.

We will promptly mail confirmation notices at the time of the following transactions:

1. Policy placement;

2. receipt of premium payments;

3. initial allocation among Divisions on the Allocation Date;

4. transfers among Divisions;

5. change of premium allocation;

6. change between Death Benefit Option 1 and Option 2;

7. increases or decreases in Specified Amount;

8. withdrawals, surrenders or loans;

9. receipt of loan repayments;

10. reinstatements; and

11. redemptions due to insufficient funds.

▶  RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

We will vote Portfolio shares for which we do not receive timely instructions, subject to requirements determined by us to help assure that instructions actually received from Policyowners can be considered to be a sample that would be fairly representative of instructions from Policyowners who did not respond, and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account. We reserve the right to vote any or all such shares at our discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

Each Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Fund held in the Separate Account are owned by the Company, and because under the 1940 the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Policyowner provide their voting instructions to the Company. Even though Policyholders may choose not provide voting instruction, the shares of a Fund to which such Policyholders would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Policyholders could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Fund which it owns at a meeting of the shareholders of the fund, all shares voted by the Company will be counted when the Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

▶  DISREGARD OF VOTING INSTRUCTIONS

When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

▶  STATE REGULATION

Lincoln Life is governed under the laws of the state of Indiana. An annual statement is filed with the Department of Indiana Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of Lincoln Life and the Separate Account and verifies their adequacy and a full examination of Lincoln Life's operations is conducted by the Commissioner at least every five years.

In addition, Lincoln Life is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

▶  RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.

Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.

▶  LEGAL PROCEEDINGS

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

▶  FINANCIAL STATEMENTS

The December 31, 2020 financial statements of the Separate Account and the December 31, 2020 consolidated financial statements of the Company are located in the SAI.

▶  EMPLOYMENT BENEFIT PLANS

Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

tax matters

▶  GENERAL

Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they not exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

▶  FEDERAL TAX STATUS OF THE COMPANY

We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the

Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should one be imposed in the future.

▶  LIFE INSURANCE QUALIFICATION

The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

A modified endowment contract ("MEC") is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured persons and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

The circumstances under which a policy may become a MEC also include a material change to the policy (within the meaning of tax law), a policy lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven policy years. Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium. We also may offer you the choice of moving the excess premium to an advance premium deposit fund, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% additional tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

We believe that even if you extend the Maturity Date of your Policy pursuant to the Extension of Maturity Date rider, the Policy will continue to qualify as life insurance under the Code. However, there is some uncertainty regarding this treatment. Therefore, it is possible that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 95 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the U.S. Treasury Department ("Treasury") may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to you.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal, together with a reduction in death benefits during the first 15 Policy Years, may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includable in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.

The Treasury imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of Treasury Notice 89-25.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includable in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

Exercise of the Exchange of Insured rider will give rise to tax consequences. You should consult a tax adviser prior to exercising such rider.

The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

▶  CHARGES FOR LINCOLN LIFE INCOME TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance and annuity operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the

Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

▶  UNEARNED INCOME MEDICARE CONTRIBUTION

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, full surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from the Policy are subject to this tax.

▶  REPORTABLE POLICY SALES

Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the insured apart from the acquirer's interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the insured under a life insurance contract that has been transferred in a reportable policy sale.

The IRS and Treasury issued Final Regulations under Section 6050Y in 2019. Under the Regulations, compliance with 6050Y is required for any reportable policy sale that occurred after December 31, 2018, and any reportable death benefits paid after December 31, 2018.

miscellaneous policy provisions

▶  THE POLICY

The Policy you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forward to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

In addition to changes in ownership or beneficiary designations, you should be careful that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your beneficiaries.

▶  PAYMENT OF BENEFITS

All benefits are payable at our Service Office. We may require submissions of the Policy before we grant Policy Loans, make changes or pay benefits.

▶  SUICIDE AND INCONTESTABILITY

Suicide Exclusion—In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

Incontestability—We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amounts, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

▶  PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

▶  NONPARTICIPATION

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

▶  CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

The Policy may also be assigned. No assignment of the Policy will be binding on us unless made in writing and sent to us at our Service Office. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

▶  MISSTATEMENTS

If the age or gender of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or gender.

appendix a

▶  ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

Following are a series of tables that illustrate how the Accumulation Values, Cash Values and death benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-8 illustrate a Policy issued to a male, age 40, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The amount of the Accumulation Value exceeds the Cash Value during the first ten Policy Years due to the Surrender Charge. For Policy Years eleven and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, a monthly deduction adjustment is added, and that the mortality and expense risk charge is charged at current rates. The current cost of insurance rates are based on the gender, Issue Age, Policy Year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality

Table. The current cost of insurance rates are different for Specified Amounts below $100,000, below $249,999, below $1 Million, and above $1 Million; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II Death Benefits are illustrated.

The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.

The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .52% of the aggregate average daily net assets of the Portfolios, plus a charge of .35% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2020. The .52% investment advisory fee is an arithmetic average of the individual investment advisory fees of the fifty-four Portfolios. The .35% expense figure is an arithmetic average of the expenses for the LVIP Funds, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the Delaware VIP High Yield Series, the MFS® Portfolios, the Goldman Sachs Portfolio, the American Century Portfolios, the AFIS Portfolios, the PIMCO Portfolio, the ProFund® VP, the DWS Small Cap Index VIP Portfolio, and the Vanguard® VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Policy prospectus under Fee Table and in the prospectus for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and the Company has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks charge, which is equivalent to a charge at an annual rate of .90% of the average net assets of the Divisions. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of –1.77%, 4.23% and 10.23%, respectively.

The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% State Premium Tax Charge. The illustrations also reflect deduction of the Monthly Deduction and addition of the monthly deduction adjustment.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account JF-A since the Company is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account JF-A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

Upon request, we will provide, without charge, a comparable illustration based upon the proposed Insured's age, gender and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $25 for such illustrations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I MALE NON-SMOKER ISSUE AGE 40 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN: 12% 10.23% ASSUMED ANNUAL PREMIUM(1): $1,425

END	PREMIUMS ACCUMULATED	ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
OF YEAR	AT 4% INTEREST PER YEAR	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)
1	1,482	1,219	843	100,000	1,218	842	100,000
2	3,023	2,548	2,171	100,000	2,545	2,169	100,000
3	4,626	3,997	3,621	100,000	3,994	3,617	100,000
4	6,293	5,588	5,211	100,000	5,574	5,197	100,000
5	8,027	7,346	6,969	100,000	7,300	6,924	100,000
6	9,830	9,289	8,975	100,000	9,185	8,871	100,000
7	11,705	11,437	11,186	100,000	11,244	10,993	100,000
8	13,655	13,800	13,612	100,000	13,495	13,307	100,000
9	15,684	16,413	16,287	100,000	15,959	15,833	100,000
10	17,793	19,301	19,238	100,000	18,655	18,593	100,000
15	29,675	39,074	39,074	100,000	36,775	36,775	100,000
20	44,131	71,782	71,782	100,000	66,653	66,653	100,000
25	61,719	126,199	126,199	153,962	116,902	116,902	142,620
30	83,118	214,923	214,923	249,310	198,399	198,399	230,143
35	109,153	360,110	360,110	385,318	331,072	331,072	354,247
40	140,828	600,059	600,059	630,062	549,794	549,794	577,283
45		986,897	986,897	1,036,242	898,657	898,657	943,589
50		1,599,913	1,599,913	1,679,909	1,441,928	1,441,928	1,514,024

(1)  Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(3)  Increase due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I MALE NON-SMOKER ISSUE AGE 40 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN: 6% 4.23% ASSUMED ANNUAL PREMIUM(1): $1,425

END	PREMIUMS ACCUMULATED	ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
OF YEAR	AT 4% INTEREST PER YEAR	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)
1	1,482	1,145	769	100,000	1,144	768	100,000
2	3,023	2,324	1,947	100,000	2,321	1,945	100,000
3	4,626	3,537	3,161	100,000	3,534	3,157	100,000
4	6,293	4,794	4,417	100,000	4,780	4,404	100,000
5	8,027	6,107	5,731	100,000	6,063	5,687	100,000
6	9,830	7,480	7,166	100,000	7,381	7,068	100,000
7	11,705	8,914	8,663	100,000	8,734	8,483	100,000
8	13,655	10,403	10,215	100,000	10,123	9,935	100,000
9	15,684	11,959	11,834	100,000	11,548	11,422	100,000
10	17,793	13,586	13,523	100,000	13,008	12,945	100,000
15	29,675	22,717	22,717	100,000	20,805	20,805	100,000
20	44,131	33,365	33,365	100,000	29,337	29,337	100,000
25	61,719	45,596	45,596	100,000	38,345	38,345	100,000
30	83,118	59,714	59,714	100,000	47,192	47,192	100,000
35	109,153	76,823	76,823	100,000	54,961	54,961	100,000
40	140,828	100,409	100,409	105,430	59,623	59,623	100,000
45		130,851	130,851	137,393	56,713	56,713	100,000
50		166,566	166,566	174,894	24,352	24,352	100,000

(1)  Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(3)  Increase due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I MALE NON-SMOKER ISSUE AGE 40 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN: 0% –1.77% ASSUMED ANNUAL PREMIUM(1): $1,425

END	PREMIUMS ACCUMULATED	ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
OF YEAR	AT 4% INTEREST PER YEAR	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)
1	1,482	1,071	695	100,000	1,070	694	100,000
2	3,023	2,109	1,732	100,000	2,107	1,730	100,000
3	4,626	3,113	2,736	100,000	3,110	2,733	100,000
4	6,293	4,091	3,714	100,000	4,078	3,702	100,000
5	8,027	5,054	4,677	100,000	5,013	4,636	100,000
6	9,830	6,003	5,689	100,000	5,910	5,596	100,000
7	11,705	6,937	6,686	100,000	6,769	6,518	100,000
8	13,655	7,847	7,658	100,000	7,590	7,402	100,000
9	15,684	8,743	8,617	100,000	8,372	8,247	100,000
10	17,793	9,626	9,563	100,000	9,112	9,049	100,000
15	29,675	13,642	13,642	100,000	12,071	12,071	100,000
20	44,131	16,363	16,363	100,000	13,334	13,334	100,000
25	61,719	17,071	17,071	100,000	11,982	11,982	100,000
30	83,118	14,526	14,526	100,000	5,971	5,971	100,000
35	0	6,214	6,214	100,000	0	0	0
40	0	0	0	0	0	0	0
45	0	0	0	0	0	0	0
50	0	0	0	0	0	0	0

(1)  Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II MALE NON-SMOKER ISSUE AGE 40 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN: 12% 10.23% ASSUMED ANNUAL PREMIUM(1): $1,425

END	PREMIUMS ACCUMULATED	ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
OF YEAR	AT 4% INTEREST PER YEAR	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)
1	1,482	1,216	840	101,216	1,215	838	101,215
2	3,023	2,538	2,161	102,538	2,535	2,159	102,535
3	4,626	3,975	3,599	103,975	3,972	3,595	103,972
4	6,293	5,548	5,171	105,548	5,533	5,157	105,533
5	8,027	7,281	6,904	107,281	7,232	6,856	107,232
6	9,830	9,191	8,878	109,191	9,079	8,765	109,079
7	11,705	11,297	11,046	111,297	11,086	10,835	111,086
8	13,655	13,606	13,418	113,606	13,268	13,080	113,268
9	15,684	16,151	16,026	116,151	15,641	15,515	115,641
10	17,793	18,957	18,894	118,957	18,219	18,157	118,219
15	29,675	37,881	37,881	137,881	35,008	35,008	135,008
20	44,131	67,759	67,759	167,759	60,610	60,610	160,610
25	61,719	114,502	114,502	214,502	99,336	99,336	199,336
30	83,118	187,224	187,224	287,224	157,097	157,097	257,097
35	109,153	299,941	299,941	399,941	242,240	242,240	342,240
40	140,828	474,476	474,476	574,476	365,609	365,609	465,609
45		744,641	744,641	844,641	544,340	544,340	644,340
50		1,164,782	1,164,782	1,264,782	801,407	801,407	901,407

(1)  Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II MALE NON-SMOKER ISSUE AGE 40 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN: 6% 4.23% ASSUMED ANNUAL PREMIUM(1): $1,425

END	PREMIUMS ACCUMULATED	ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
OF YEAR	AT 4% INTEREST PER YEAR	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)
1	1,482	1,142	766	101,142	1,141	765	101,141
2	3,023	2,314	1,938	102,314	2,312	1,936	102,312
3	4,626	3,518	3,141	103,518	3,514	3,138	103,514
4	6,293	4,760	4,383	104,760	4,746	4,370	104,746
5	8,027	6,055	5,678	106,055	6,009	5,632	106,009
6	9,830	7,404	7,090	107,404	7,299	6,985	107,299
7	11,705	8,811	8,560	108,811	8,616	8,365	108,616
8	13,655	10,264	10,076	110,264	9,960	9,772	109,960
9	15,684	11,780	11,654	111,780	11,329	11,203	111,329
10	17,793	13,359	13,296	113,359	12,720	12,657	112,720
15	29,675	22,084	22,084	122,084	19,869	19,869	119,869
20	44,131	31,630	31,630	131,630	26,786	26,786	126,786
25	61,719	41,066	41,066	141,066	32,127	32,127	132,127
30	83,118	48,554	48,554	148,554	33,044	33,044	133,044
35	109,153	50,761	50,761	150,761	24,605	24,605	124,605
40	140,828	42,101	42,101	142,101	0	0	0
45		13,189	13,189	113,189	0	0	0
50		0	0	0	0	0	0

(1)  Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II MALE NON-SMOKER ISSUE AGE 40 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN: 0% –1.77% ASSUMED ANNUAL PREMIUM(1): $1,425

END	PREMIUMS ACCUMULATED	ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
OF YEAR	AT 4% INTEREST PER YEAR	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)
1	1,482	1,069	692	101,069	1,067	691	101,067
2	3,023	2,100	1,724	102,100	2,098	1,722	102,098
3	4,626	3,096	2,720	103,096	3,093	2,717	103,093
4	6,293	4,063	3,686	104,063	4,050	3,673	104,050
5	8,027	5,012	4,635	105,012	4,968	4,592	104,968
6	9,830	5,944	5,631	105,944	5,846	5,533	105,846
7	11,705	6,860	6,609	106,860	6,682	6,431	106,682
8	13,655	7,748	7,560	107,748	7,474	7,286	107,474
9	15,684	8,620	8,495	108,620	8,222	8,097	108,222
10	17,793	9,477	9,415	109,477	8,922	8,859	108,922
15	29,675	13,303	13,303	113,303	11,570	11,570	111,570
20	44,131	15,604	15,604	115,604	12,251	12,251	112,251
25	61,719	15,487	15,487	115,487	9,972	9,972	109,972
30	83,118	11,599	11,599	111,599	2,887	2,887	102,887
35	0	1,821	1,821	101,821	0	0	0
40	0	0	0	0	0	0	0
45	0	0	0	0	0	0	0
50	0	0	0	0	0	0	0

(1)  Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

[THIS PAGE INTENTIONALLY LEFT BLANK]

To learn more about the Separate Account, the Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-487-1485: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-4160

LINCOLN ENSEMBLE II VUL

Offered by

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

in connection with its Lincoln Life Flexible Premium Variable Life Account JF-A

100 N. GREENE STREET

GREENSBORO, NC 27401

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Lincoln Ensemble II VUL Insurance Policy (the “Policy”) offered by The Lincoln National Life Insurance Company (the “Company”). You may obtain a copy of the Prospectus by calling 1-800-487-1485, or by writing the Service Center, 100 N. Greene Street, Greensboro, NC 27401. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.

DATED: May 1, 2021

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THE COMPANY

The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those benefits exceed the then current Accumulation Value of your policy, are backed by the claims paying ability of Lincoln Life.

On April 3, 2006, Jefferson-Pilot Corporation (“Jefferson-Pilot”), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company (“JPLife”), one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. In addition, on July 2, 2007, Jefferson Pilot Financial Insurance Company (“JPFIC”) also one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of the two mergers, the assets and liabilities of JPLife and of JPFIC became part of the assets and liabilities of Lincoln Life. Lincoln Life’s obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(K) and 403(B) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

ADDITIONAL INFORMATION ABOUT THE COMPANY

CAPITAL MARKETS

In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

ADVERTISING & RATINGS

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by

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the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s and Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.

MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a “non-medical” or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another Lincoln policy or a policy of any Lincoln affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

The LVIP S&P 500 Index Fund

About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that

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investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company’s sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or under the supervision of the Company. Effective October 1, 2007, the Company entered into an agreement with State Street Bank and Trust Company, Kansas City, MO to provide accounting services. The Company makes no separate charge against the assets of the Separate Account for this service. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

CUSTODY OF ASSETS

The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios’ assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company’s General Account assets. The nature of the business of Lincoln Investment Advisors Corporation is an Investment Advisor. The principal business address is: 100 N. Greene Street, Greensboro, NC 27401.

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CHANGES OF INVESTMENT POLICY

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

PRINCIPAL UNDERWRITER

Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the Principal Underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Principal Underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $975,964 in 2020, $929,554 in 2019 and $660,641 in 2018 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year premium and 5% of all other premiums paid.

PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, any applicable surrender charge, or the guaranteed monthly deduction adjustment. If the yield shown included those charges, the yield shown would be significantly lower.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the LVIP Government Money Market Portfolio, the types and quality of portfolio securities held by the LVIP Government Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division’s total return represents the average annual total return of that Division over a particular period. The performance is based on each Division’s unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge deducted from premium payments, any applicable surrender

6

charge, or the guaranteed monthly deduction adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:

P(1+T)n   =  ERV

where:

P	=	a hypothetical initial payment of $10,000.00
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

Broker World	Financial World
Across the Board	Advertising Age
American Banker	Barron’s
Best’s Review	Business Insurance
Business Month	Business Week
Changing Times	Consumer Reports
Economist	Financial Planning
Forbes	Fortune
Inc.	Institutional Investor
Insurance Forum	Insurance Sales
Insurance Week	Journal of Accountancy
Journal of the American Society of CLU & ChFC	Journal of Commerce
Life Insurance Selling	Life Association News
MarketFacts	Manager’s Magazine
National Underwriter	Money
Morningstar, Inc.	Nation’s Business
New Choices (formerly 50 Plus)	New York Times
Pension World	Pensions & Investments
Rough Notes	Round the Table
U.S. Banker	VARDs
Wall Street Journal	Working Woman

REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

7

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the sub-accounts listed in the appendix to the opinion that comprise the Lincoln Life Flexible Premium Variable Life Account JF-A, as of December 31, 2020, and the related statements of operations and the statements of changes in net assets for the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

EXPERTS

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Joshua R. Durand, FSA, MAAA of The Lincoln National Life Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

FINANCIAL STATEMENTS

The December 31, 2020 financial statements of the Separate Account and the December 31, 2020 consolidated financial statements of the Company are incorporated into this SAI by reference to the Separate Account’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.

8

Part C - Ensemble II

Item 26:                         Exhibits

(1)           Resolution of Board of Directors of the Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984 incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form S-6 (File No.: 033-7734) filed on April 18, 1996.

(2)           N/A

(3)           Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 24 on Form S-6 (File No.: 333-61554) filed on December 18, 2007.

(a)  Form of Broker/Dealer Selling agreement among the Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distribution, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.

(4)           Policy incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form S-6 (File No: 033-7734) filed on April 18, 1996.

(a)           Specimen Riders incorporated by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form S-6 dated April 18, 1996 (File No. 33-7734).

(b)           Waiver of Premium Disability Rider incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 33-7734) filed on April 29, 2003.

(c)           Accidental Death Benefit Rider incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 33-7734) filed on April 29, 2003.

(d)           Children’s Term Insurance Rider incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 33-7734) filed on April 29, 2003.

(e)           Accelerated Benefits Rider incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

(f)            Guaranteed Death Benefit Rider incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 33-7734) filed on April 29, 2003.

(g)           Guaranteed Insurability Option Rider incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 33-7734) filed on April 29, 2003.

(h)           Terminal Illness Accelerated Benefit Rider incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 33-7734) filed on April 29, 2003.

(i)            Extension of Maturity Date Rider incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 33-7734) filed on April 29, 2003.

(j)            Waiver of Specified Premium Rider incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 33-7734) filed on April 29, 2003.

(k)           Primary Insured Term Rider incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 33-7734) filed on April 29, 2003.

(l)            Other Insured Term Rider incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 33-7734) filed on April 29, 2003.

(5)           Specimen Application incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

(6)           (a)         Articles of Incorporation of The Lincoln National Life Insurance Company incorporated by reference to Pre-Effective Amendment No. 1 (File No.: 333-04999) filed on September 25, 1996.

                (b)          By-laws of The Lincoln National Life Insurance Company incorporated by reference to Post-Effective Amendment No. 3 (File No.: 333-118478) filed on April 5, 2007.

(7)           Reinsurance Contracts incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 to Registrant’s Registration Statement on Form S-6, filed February 21, 2003 (File No. 333-93367).

(8)           Fund Participation Agreement between The Lincoln National Life Insurance Company and:

(a)           American Century Variable Portfolios, Inc. incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.

(b)           American Funds Insurance Series incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No.: 333-146507) filed on April 3, 2017.

(a)           Amendment No. 15 incorporated by reference to Post-Effective Amendment No. 38 on Form N-6 (File No. 333-125790) filed on April 8, 2020.

(c)           Delaware VIP® Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No.: 333-146507) filed on April 1, 2015.

(d)           Deutsche Investments VIT Funds incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No.: 333-146507) filed on April 2, 2013.

(e)           Fidelity® Variable Insurance Products incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.

(f)            Franklin Templeton Variable Insurance Products Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No.: 333-146507) filed on April 1, 2015.

(g)           Goldman Sachs Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No.: 333-146507) filed on April 1, 2015.

(h)           Lincoln Variable Insurance Products Trust incorporated by reference to Post-Effective Amendment No. 24 (File No.: 333-146507) filed on April 1, 2016.

(i)            MFS® Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No.: 333-146507) filed on April 1, 2015.

(j)            PIMCO Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.

(k)           ProFund® VP incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-144274) filed on April 24, 2019.

(l)              T. Rowe Price Equity Series, Inc. incorporated by reference to Post-Effective Amendment No. 28 on Form N-6 (File No. 333-125790) filed on April 1, 2015.

(m)          Vanguard® Variable Insurance Fund incorporated by reference to Post-Effective Amendment No. 28 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

(9)           Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity of New York incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.

(10)         N/A

(11)         Opinion and Consent of Jassmin McIver-Jones, Esq. (Filed Herewith)

(12)         N/A

(13)         N/A

(14)         Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm. (Filed Herewith)

(15)         N/A

(16)         N/A

(17)           Compliance Procedures incorporated by reference to Post-Effective Amendment No. 38 on Form N-6 (File No. 333-125790) filed on April 8, 2020.

Item 27. Directors and Officers of the Depositor

Name	Positions and Offices with Depositor

Dennis R. Glass**	President, Director and Chairman
Craig T. Beazer**	Executive Vice President, General Counsel
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Christopher A. Giovanni**	Senior Vice President and Treasurer
Stephen B. Harris**	Senior Vice President and Chief Ethics and Compliance Officer
Keith J. Ryan*	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts

*                                         Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

**                                  Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087

***                           Principal business address is 350 Church Street, Hartford, CT 06103

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 63 on Form N-4 File No: 033-26032 filed on September 6, 2019).

Item 29. Indemnification

(a) Brief description of indemnification provisions:

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Lincoln Financial Distributors, Inc. is the Principal Underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

(b) Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter

Claire H. Hanna*	Secretary
Andrew J. Bucklee*	Senior Vice President and Director
Christopher A. Giovanni*	Senior Vice President, Treasurer
Thomas O’Neill*	Senior Vice President, Chief Operating Officer
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director

* Principal Business address is 150 North Radnor Chester Road, Philadelphia, PA 19102

** Principal Business address is 350 Church Street, Hartford, CT 06103

(c) N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire

03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account JF-A, has caused this Post-Effective Amendment No. 16 to the Registration Statement (File No.: 333-144274; 811-4160; CIK No. 000757552) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 12th day of April, 2021 at 3:00 pm.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life Flexible Premium Variable Life Account JF-A
(Registrant)

By	/s/Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to the Registration Statement (File No.: 333-144274; 811-4160; CIK No. 000757552) on Form N-6 has been signed below on April 12, 2021 at 3:04 pm, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

Signature	Title

/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer and
Ellen G. Cooper	Director

/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/Christine A. Janofsky	Senior Vice President and Controller
Christine A. Janofsky

No longer with the company	Executive Vice President and Director
Wilford H. Fuller

/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/Jassmin McIver-Jones
Jassmin McIver-Jones
Attorney-in-Fact, pursuant to a Power-
of-Attorney filed with this Registration
Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Michelle Grindle,  Jeffrey L. Smith, Jassmin McIver-Jones, Carolyn Augur and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6, N-4 or S-3 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Account	Product name
Lincoln Life Flexible Premium Variable Life Account D (811-04592)	Variable Universal Life Leadership Series
Lincoln Life Flexible Premium Variable Life Account F (811-05164)	American Legacy Life American Legacy Estate Builder
Lincoln Life Flexible Premium Variable Life Account G (811-05585)	VUL-III
Lincoln Life Flexible Premium Variable Life Account J (811-08410)	American Legacy Variable Life
Lincoln Life Flexible Premium Variable Life Account K (811-08412)	Multi Fund Variable Life
Lincoln Life Flexible Premium Variable Life Account M (811-08557)

VULdb / VULdb ES
VULdb-II ES
VUL-I / VULcv
VULcv-II / VULcvII ES / VUL Flex
VULcv-III ES
MoneyGuard VUL
VULone ES / VULone 2005 ES
Momentum VULone / Momentum VULone 2005
VULcv-IV ES
VULdb-IV ES
Momentum VULone 2007
VULone 2007
AssetEdge VUL
AssetEdge VUL2015/AssetEdge Exec VUL 2015
VULone2012
VULone2014
InReach VULone2014
VULone2019
AssetEdge VUL2019/AssetEdge Exec VUL 2019
AssetEdge VUL2019-2/AssetEdge Exec VUL 2019-2
AssetEdge VUL2020/AssetEdge Exec VUL 202
MoneyGuard Market Advantage
VULone2021

Lincoln Life Flexible Premium Variable Life Account R (811-08579)	SVUL / SVUL-I SVUL-II / SVUL-II ES SVUL-III ES SVUL-IV ES / PreservationEdge SVUL SVULone ES Momentum SVULone SVULone 2007 ES Momentum SVULone 2007 SVULone2013 SVULone2016 SVULone2019 SVULone2021
Lincoln Life Flexible Premium Variable Life Account S (811-09241)	CVUL / CVUL Series III / CVUL Series III ES LCV4 ES LCV5 ES / LCC VUL Lincoln Corporate Executive VUL
Lincoln Life Flexible Premium Variable Life Account Y (811-21028)

American Legacy VULcv-III
American Legacy VULdb-II
American Legacy SVUL-II
American Legacy SVUL-III
American Legacy VULcv-IV
American Legacy VULdb-IV
American Legacy SVUL-IV/PreservationEdge SVUL
American Legacy AssetEdge

Variable Annuity Separate Accounts:

Account	Product name
Lincoln National Variable Annuity Account C (811-03214)	Multi-Fund Multi-Fund Select Multi-Fund 5 Retirement Annuity
Lincoln National Variable Annuity Account E (811-04882)	The American Legacy
Lincoln National Variable Annuity Account H (811-05721)

American Legacy II
American Legacy III
American Legacy III B Class
American Legacy III C Share
American Legacy III Plus
American Legacy III View
American Legacy Design
American Legacy Signature
American Legacy Fusion
American Legacy Series
American Legacy Advisory
American Legacy Target Date Income B Share
American Legacy Target Date Income Advisory
Shareholder’s Advantage
Shareholder’s Advantage A Class
Shareholder’s Advantage purchased on and after May 21, 2018

Lincoln National Variable Annuity Account L (811-07645)

Group Variable Annuity
Secured Retirement Income Version 1
Secured Retirement Income Version 2
Secured Retirement Income Version 3
Secured Retirement Income Version 4
Retirement Income Rollover Version 1
Retirement Income Rollover Version 2
Retirement Income Rollover Version 3
Retirement Income Rollover Version 4

Lincoln Life Variable Annuity Account N (811-08517)

ChoicePlus Assurance (A Share)
ChoicePlus Assurance (A Class)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (B Class)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (L Share)
ChoicePlus Assurance (Bonus)
Choice Plus
Choice Plus II
ChoicePlus Access
ChoicePlus II Access
ChoicePlus Bonus
ChoicePlus II Bonus
ChoicePlus II Advance
ChoicePlus Design
ChoicePlus Signature
ChoicePlus Rollover
ChoicePlus Fusion
ChoicePlus Series
ChoicePlus Prime
ChoicePlus Advisory
ChoicePlus Select B-Share
InvestmentSolutions
InvestmentSolutions RIA
Lincoln Investor Advantage
Lincoln Invester Advantage 2018
Lincoln Invester Advantage Pro
Lincoln Investor Advantage Fee-Based
Lincoln Investor Advantage RIA
Lincoln Investor Advantage Advisory
Lincoln Investor Advantage Advisory Pro
Lincoln Investor Advantage RIA Class
Lincoln Investor Advantage Advisory Choice
Lincoln Invester Advantage Advisory Choice Pro
Lincoln Level Advantage B Share Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Lincoln Level Advantage B Class Indexed Variable Annuity
Lincoln Level Advantage Advisory Class Indexed Variable Annuity
Lincoln Level Advantage Fee-Based Indexed Variable Annuity
Lincoln Level Advantage Select B-Share Indexed Variable Annuity
Lincoln Level Advantage Design B-Share Indexed Variable Annuity
Lincoln Level Advantage Design Advisory Indexed Variable Annuity
Lincoln Level Advantage Access Indexed Variable Annuity
Core Income

Lincoln Life Variable Annuity Account Q (811-08569)	Multi-Fund Group
Lincoln Life S-3 Filing

Lincoln Level Advantage B Share Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Lincoln Level Advantage B Class Indexed Variable Annuity
Lincoln Level Advantage Advisory Class Indexed Variable Annuity
Lincoln Level Advantage Fee-Based Indexed Variable Annuity
Lincoln Level Advantage Select B Share Indexed Variable Annuity
Lincoln Level Advantage Design B-Share Indexed Variable Annuity
Lincoln Level Advantage Design Advisory Indexed Variable Annuity
Lincoln Level Advantage Access Indexed Variable Annuity

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/Dennis R. Glass	President, Chairman and Director
Dennis R. Glass

/s/Ellen G. Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen G. Cooper

/s/Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/Christine A. Janofsky	Senior Vice President and Controller
Christine A. Janofsky

No longer with the company	Executive Vice President and Director
Wilford H. Fuller

/s/Keith J. Ryan	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller,  Michelle Grindle, Jeffrey L. Smith, Jassmin McIver-Jones, Carolyn Augur and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/Delson R. Campbell	/s/Scott C. Durocher
Delson R. Campbell	Scott C. Durocher

/s/Kimberly A. Genovese	/s/Daniel P. Herr
Kimberly A. Genovese	Daniel P. Herr

/s/Donal E. Keller	/s/Michelle Grindle
Donald E. Keller	Michelle Grindle

/s/Jeffrey L. Smith	/s/John D. Weber
Jeffrey L. Smith	John D. Weber

s/sJassmin McIver-Jones	/s/Carolyn Augur
Jassmin McIver-Jones	Carolyn Augur

Version dated: February 3, 2021